Filed Pursuant to Rule 497(e)

Registration No. 033-40771

COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated December 16, 2014, to the Fund’s Prospectuses for Class A Shares, Class C Shares, Class R Shares, and Class AAA Shares, dated August 28, 2014

The following should be added under “Management - The Portfolio Managers” in the Fund’s summary section of the Prospectuses:

Mr. Dennis J. DeCore has served as Portfolio Manager since December 2014.

The following replaces the first sentence under “Management of the Fund – The Portfolio Managers:”

The portfolio managers for the Fund are Charles L. Minter and Dennis J. DeCore. Mr. Minter and Mr. DeCore are jointly responsible for the day to day management of the Fund.

Additionally, the following should be added under “Management of the Fund – The Portfolio Managers:”

Mr. DeCore has been a portfolio manager with the Adviser since December of 2014. Prior to December 2014, Mr. DeCore was a managing director at Mitsubishi UFJ Securities in corporate buybacks – proprietary trading from 2008 to 2012. He was co-manager and managing director of U.S. Equity Index Arbitrage at Nomura Securities International from August 1997 to December 2007. From January 1991 to August 1997, Mr. DeCore was a co-manager and managing director at WG Trading Company. He was employed with Merrill Lynch and Co. from September 1981 to January 1991 as a vice president, co-manager and managing director. Mr. DeCore has a M.B.A. from New York University and a B.S. from Rider College.

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